NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Details) - USD ($)	10 Months Ended	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2018
Accounting Policies [Abstract]
Net income	$ 904,957	$ 910,570
Weighted Average Outstanding Shares:
Outstanding shares	37,897,632	38,128,260
Option shares includable	547,850	793,362
Total	38,445,482	38,921,622
Net income per share
Basic (in dollars per share)	$ 0.02	$ 0.02
Diluted (in dollars per share)	$ 0.02	$ 0.02